EXHIBIT 4.1

          ARTICLES OF INCORPORATION OF ROYAL BANCSHARES
      OF PENNSYLVANIA, INC. (INCORPORATED BY REFERENCE TO EXHIBIT
      3(i) TO REGISTRANT'S REGISTRATION STATEMENT NO. 0-26366 ON
      FORM S-4).